© Fifth Third Bank | All Rights Reserved Annual Meeting of Fifth Third Shareholders April 21, 2009 Kevin Kabat Chairman, President and Chief Executive Officer Exhibit 99.1

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Fifth Third Bank | All Rights Reserved
Agenda
Economic environment
and government actions
Current focus areas
Capital profile and planning
Credit actions
Industry outlook
and strategic direction
Building a better tomorrow
Naples
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
St. Louis

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Roots of the economic crisis
Global savings imbalances
— Low U.S savings rate
— Low interest rates due to U.S. monetary policy post 9/11 and high overseas savings rates (e.g. China)
The housing bubble
— Poor underwriting standards and novel mortgage products significantly increase housing demand and homeownership
— Property values escalate, borrowers increase leverage by refinancing and cashing out, equity created through appreciation
— An increase in defaults, beginning with subprime, Alt-A, and option ARM mortgages triggers home price devaluation
— Lower home values reduces consumer spending, leading to recession and spread of credit issues onto prime consumer loans and commercial lending
Higher than normal leverage in financial system
— Magnification of losses
— High default risk in economic downturn
Oversight failures

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The banking industry will remain under pressure as rising unemployment, accelerating home price depreciation, weak consumer spending and tight credit conditions continue to negatively impact the global economy in 2009. Furthermore, very low rates with a flatter yield curve present margin challenges for the banking industry heading into 2009.
While the Fed Funds rate is a range of 0%-0.25%, credit spreads have widened.
Housing depreciation continues to significantly impact losses on foreclosures.
A prolonged recession expected to drive high credit losses in 2009
Labor market
Retail and consumer spending
Housing market Interest rate market
Unemployment is expected to exceed 8% in 2009, up from 5% in December,
2007.
Difficult environment
-4.00%
-2.00%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
10 Yr. Avg. Last 6 Mos. 2009 F
GDP Unemployment
-2.00%
-1.00%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
10 Yr. Avg. Last 6 Mos. 2009 F
Consumer Spending (Annual) Retail Sales (Annual)
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
10 Yr. Avg. Last 6 Mos. 2009 F
Fed Funds Spreads (Bank Sub Debt)
-20.00%
-10.00%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
10 Yr. Avg. Last 6 Mos. 2009 F
Growth in Foreclosures as % of Total Loans Housing Price Appreciation (Annual)

FIFTH THIRD BANCORP

Pct. of Housing Units with Foreclosure Action - 2008
5 to 9
1 to 4
0.001 to 0.9
0
RealtyTrac
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
CANADA
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WISCONSIN
MICHIGAN
WYOMING
IOWA
NEBRASKA
NEVADA
UTAH
COLORADO
UNITED STATES
KANSAS
ILLINOIS
INDIANA
OHIO
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
NORTH CAROLINA
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA
NEW YORK
PA.
VIRGINIA
MAINE
Montréal
Toronto
Chicago
New York
Philadelphia
Washington, D.C.
Los Angeles
San Diego
Phoenix
Dallas
San Antonio
Houston
Atlantic Ocean
Pacific Ocean
Gulf of Mexico
Monterrey
Nassau

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Difficult environment (cont.)
Our footprint has experienced very high foreclosure rates during 2008, most notably in Florida,
Michigan and Ohio
Source: Realty Trac
2008 foreclosure rates
1
Nevada
    7.29
2
Florida
    4.52
3
Arizona
    4.49
4
California
    3.97
5
Colorado
    2.41
6
Michigan
    2.35
7
Ohio
    2.25
8
Georgia
    2.20
9
Illinois
    1.91
10
New Jersey
    1.80
Foreclosure rates by state

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Government programs have stabilized markets
1Q 2008
2Q 2008
3Q 2008
1Q 2009
Period Government programs
Market events
• BAC/Countrywide
• JP Morgan/Bear Stearns
• Economic Stimulus Act of 2008
• IndyMac failure
• Freddie Mac & Fannie Mae
• BAC/Merrill Lynch & Co.
• LEH bankruptcy filing
• AIG rescue
• JPM/Washington Mutual
• Housing and Economic Recovery Act of 2008
• Financial Stability Plan
– Capital Assistance Program
– Public-Private Investment Fund
– Term Asset-Backed Lending Facility
– Comprehensive Housing Program
• American Recovery and Reinvestment Act of 2009
• Homeowner Affordability and Stability Plan
4Q 2008 • Wells Fargo/Wachovia
• PNC/National City
• Auto industry meltdown
• Emergency Economic Stabilization Act of 2008
– Capital Purchase Program
– Temporary Liquidity Guarantee Program
– Commercial Paper Funding Facility

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Capital actions
Committed to maintaining safety and soundness while also
maximizing the long-term earnings potential of our franchise
Announced capital plan in June
— Raised $1.1 billion of convertible preferred equity
— Reduced quarterly cash dividend, preserving $1 billion
annually
— Fifth Third Processing Solutions joint venture with Advent
International adds $1.2 billion of tangible equity capital
Participated in U.S. Treasury’s Capital Purchase Program
(CPP)

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•
Capital plans and targets designed to help ensure strong capital levels, positioning Fifth Third to absorb significant potential losses and provisions in a potentially more difficult environment
•
Revised capital targets in June 2008 in order to provide greater cushion
•
Strengthened Fifth Third’s capital position through several capital actions intended to maintain a Tier
1 ratio within or above target range
— Issued $1.1 billion of Tier 1 capital in the form of convertible preferred securities; achieved new Tier 1 target immediately
— Reduced quarterly common dividend to $0.01 per share, conserves nearly $1 billion in common equity on a full year basis compared to $0.44 level
— Completed the sale of $3.4 billion in senior preferred shares to the U.S. Department of the
Treasury under the Capital Purchase Program
— $1.2 billion increase in Tier 1 capital from Fifth Third Processing Solutions JV
Strong capital position
8.8%
15.7%
11.5%
4Q08 Pro forma
for Processing
Solutions JV
7.9%
14.8%
10.6%
4Q08
6-7%
11.5-12.5%
8-9%
Target
N/A
10%
6%
Regulatory
“well- capitalized”
minimum
TE/TA
Total Capital
Tier 1 Capital
Ratio

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15.0
13.8
12.3
11.9
11.5
11.2
10.9 10.9
10.9
10.7 10.7 10.6 10.6
10.4
10.2
9.7
9.5
9.2
8.8
8.6
7.8
FHN COF BBT C FITB
(pro
forma*)
SNV JPM KEY STI HBAN CMA USB FITB RF ZION PNC MI BAC MTB CNB WFC
Tier 1 capital ratio comparison
Relative capital position at 12/31/2008
Expect capital levels to continue to exceed targets near-term in difficult economic environment
Comfortable with current levels of capital, including tangible common equity (TCE) ratio
Longer-term, expect to manage company at higher TCE levels
*pro forma for Fifth Third Processing Solutions JV

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Credit
Key Process Improvements
The depth and magnitude of the recession has resulted in unprecedented credit losses for Fifth Third
— Despite avoiding some of the worst hit areas, such as sub-prime lending and exotic mortgage originations, our geographic concentrations and exposures to homebuilders have elevated our losses
Prudently revised underwriting standards
Exited brokered home equity originations and tightening credit guidelines for consumer products
Suspending new originations to homebuilders in 2007 and commercial non-
owner occupied lending in 2008 proved to be timely and prudent
Over the last 12-18 months we have taken very important steps to improve the timeliness and efficiency of all of our credit management processes
— Centralized all credit and underwriting responsibility, improved process flow, reduced loan cycle time and established detailed exception reporting.
— Other re-engineering efforts consist of specific improvements in key areas:
underwriting/origination, portfolio management, loss mitigation and talent management.

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Significantly strengthened
credit metrics/risk profile
Source: SNL and company reports. Peer medians exclude banks for which data not yet available.
Peers include BAC, BBT, COF, C, CMA, FHN, HBAN, JPM, KEY, MTB, MI, RF, SNV, STI, USB and ZION.
* Excludes NPAs held-for-sale for all banks.
FITB FITB
3Q08 4Q08
Credit Metrics
Allowance/Loans 2.41 3.31 +90 bps 2.17
NPLs/Loans* 3.04 2.69 -35 bps 1.81
NPAs/Loans* 3.3 2.96 -34 bps 2.09
Allowance/NPLs* 0.79 1.23 +44 bps 0.93
Allowance/NPAs* 0.73 1.11 +38 bps 0.78
Capital Ratios
Tier 1 Ratio 8.57 10.59 +202 bps 10.81 11.49
Tangible Equity/Tangible Assets 6.19 7.86 +167 bps 7.51 8.76
Tangible Common Equity/Tangible Assets 5.23 4.23 -100 bps 4.97 5.17
Peer 4Q08
Median
Pro Forma
for JV

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Strategic direction
Continued focus on daily execution of customer-facing aspects of our businesses
— Expanding merchant sales force in partnership with Advent
— Diversifying product and channel offerings, such as the introduction of mobile banking
— Refining branch network via opportunistic franchise growth
– Freedom Bank deposit and branch acquisition from FDIC
– Deal with Kroger to place Bank Marts in Atlanta stores
– Ongoing network optimization through consolidation
Manage expenses and pricing optimization strategies while preserving capital
Tied for first among the U.S. largest banks as measured in the University of
Michigan American Customer Satisfaction Index
Building long-term value of our core franchise and the earnings power of the underlying businesses, although our near-term results are clearly impacted by credit

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ACSI - University of Michigan
Fifth Third Bank’s Customer Satisfaction score is significantly higher than all other measured banks* and surpassed the industry average by 1 point
80
80
74
76
79
76
72
73
74
73
67
72
69 69
All Others Fifth Third Wachovia B of A Chase Wells Citigroup
2007
2008
2008 Industry Average
* Wachovia tied with Fifth Third
Fifth Third Bank engaged the American Customer Satisfaction Index (ACSI) in custom research projects surveying Fifth Third Bank customers in the 4 th
quarter of 2007. In the surveys, ACSI
used the same statistical methodology as the independently measured banks, Wachovia, Bank of America, Chase, Wells Fargo, and Citigroup

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Solid operating results despite sluggish economy
— Continued day-to-day execution
— Focus on long-term value creation
Core funding orientation
— Deposits are our most valuable resource
Significant reduction in credit risk, improvement in coverage ratios
— Proactive measures to mitigate exposures, tighten credit standards for new loans, improve operations to contain losses in existing portfolios
— Improvements more evident as new loans become larger percentage of portfolio
Capital position remains strong in conjunction with credit risk actions
— Proactive steps taken throughout cycle
Summary

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Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the LLC within the meaning of Sections
27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties.  This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the LLC including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements.  Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which
Fifth Third, and/or the LLC do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4)
changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, and/or the LLC or the businesses in which these entities are engaged; (14)
ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities;
(20) difficulties in separating the operations of the LLC; (21) lower than expected gains related to sale of businesses; (22) loss of income from the sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (23) failure to consummate the transaction described herein; (24) ability to secure confidential information through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's
Annual Report on Form 10-K for the year ended December 31, 2008, filed with the United States Securities and Exchange
Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov
or on the Fifth Third’s
Web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.